Exhibit B

Exhibit B

Outstanding Convertible Promissory Notes

Golden Triangle Ventures, Inc.
702-413-6329

EXHIBIT B

SENIOR SECURED PROMISSARY NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISPOSITION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO BORROWER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

$500,000 May 14, 2021

This Senior Secured Promissory Note (this "**Note**") dated May 14, 2021 ("**Closing Date**") is a duly authorized obligation of Lelantos Holdings, Inc., a Wyoming corporation ("**Borrower**"). This Note is being issued by and among Borrower and the holder of this Note, Golden Triangles Ventures, Inc. ("**Holder**"), a Nevada incorporated company, pursuant to which Borrower may borrow an aggregate principal amount of $500,000.00 (the "**Principal Amount**"). This Note is a senior secured obligation of Borrower. This Note is a direct obligation of Borrower and Lender's ability to collect on the Collateral shall be *pari passu* between Borrower and each Subsidiary.

Capitalized terms used and not otherwise defined herein, shall have the respective meanings ascribed to such terms as set forth in the Purchase Agreement.

1. **Principal Amount.** On the Closing Date of this Note, the Principal Amount shall be $500,000. (Five Hundred Thousand Dollars).

2. **Interest**. Simple interest shall accrue monthly from the date of this Note on the unpaid Principal Amount at a rate equal to eight percent (8%) per annum which interest shall be paid on a monthly basis beginning on January 1, 2021.

3. **Repayment and Maturity**. This Note shall be repaid according to the schedule attached hereto as **Exhibit A,** pro-rated for any lesser Principal Amount, in equal monthly installments of principal and interest beginning on January 1, 2021. Any unpaid Principal Amount and Interest shall be due and payable in full no later than January 1, 2026 (the "**Maturity Date**").

4. **Prepayment**. Borrower may prepay all or any portion of the Note.

5. **Repayment in Equity Stock**. The Holder, in its sole discretion, may choose to convert any .or all of the outstanding unpaid Principal Amount and Interest of this Note to Common Equity of Borrower on a dollar-for-dollar basis upon the earlier of an Event of Default or the Maturity Date. The Conversion shall be at a 25% discount to the Volume Weighted Average Price ("VWAP") of the Borrower's stock of the three trading days prior to the Holder's Notice of Conversion pursuant to Paragraph 18 herein.

JW ______ Joshua Weaver SD ______ Steffan Dalsgaard

6. **Seniority of Note**. This Note shall rank senior to all other Indebtedness of Borrower and its Affiliates. Upon request by Holder, Borrower shall provide Holder with all documentation necessary to assure Holder of its seniority position with respect to this Note and all other Indebtedness of Borrower and its Affiliates.

7. **Usury**. All agreements between Borrower and Holder are expressly limited, so that in no event or contingency whatsoever, whether by reason of the advancement of the proceeds of this Note, acceleration of maturity of the unpaid principal balance, or otherwise, will the amount paid or agreed to be paid to Holder for the use or forbearance of the money to be advanced under this Note exceed the highest lawful rate permissible under applicable usury laws. If, under any circumstances whatsoever, fulfillment of any provision of this Note, after timely performance of the provision is due, will involve transcending the limit of validity prescribed by law which a court of competent jurisdiction deems applicable, then, ipso facto, the obligations to be fulfilled shall be reduced to the limit of validity. If, under any circumstances whatsoever, Holder ever receives as interest an amount that exceeds the highest lawful rate, the amount that would be excessive interest will be applied to the reduction of the unpaid principal balance under this Note and not to the payment of interest, or, if the excessive interest exceeds the unpaid balance of principal under this Note, the excess will be refunded to Borrower. This provision controls every other provision of all agreements between Holder and Borrower.

8. **Default**.

(a) Events of Default. Each of the following shall constitute an "Event of Default" in which case, the entire unpaid principal of this Note, together with all accrued and unpaid interest on the original Principal Amount shall become and be immediately due and payable upon written demand of the Holder, without any other notice or demand of any kind or any presentment or protest:

(i) Payment Default. Borrower fails to make any payment required by this Note when due;

(ii) Compliance and Performance. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in the Purchase Agreement or any related documents;

(iii) Default in Favor of Third Parties. Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person, in excess of five hundred thousand US dollars ($500,000) that may materially affect Borrower's property or either Borrower's ability to repay this Note or perform either Borrower's obligations under this Note or any related documents;

(iv) False Statements. Any warranty, representation or statement made or furnished to Holder by Borrower is knowingly false or misleading in any material respect, at the time made or furnished;;

(v) Dissolution. The dissolution, termination, or winding up of Borrower as a going business, without the consent of Holder;

(vi) Insolvency. The insolvency of Borrower or the execution by either Borrower of an assignment for the benefit of creditors, or the convening by Borrower of a meeting of its creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of his debts; or the failure of Borrower to pay its debts as they mature; or if Borrower is generally not paying its debts as they mature;

JW ______ Joshua Weaver   SD ______ Steffan Dalsgaard

(vii) Bankruptcy. The filing by Borrower (or against Borrower to which Borrower acquiesces or which is not dismissed within sixty (60) days after the filing thereof) of any proceeding under the federal bankruptcy laws now or hereafter existing or any other similar statute now or hereafter in effect, the entry of an order for relief under such laws with respect to Borrower, or the appointment of a receiver, bankruptcy trustee, custodian or conservator of all or any part of the assets of Borrower;

(viii) Effect on Collateral. Any attachment, garnishment, levy or execution upon, or judicial seizure of, any portion of the Collateral (as defined below);

(b) Cure Provisions. If any Event of Default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding three (3) months, it may be cured if Borrower, after receiving written notice from Holder demanding cure of such default: (1) cures the Event of Default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Holder deems in Holder's sole discretion to be sufficient to cure the Event of Default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

(c) Remedies Upon Default. In the case of an Event of Default, Holder shall have the option in its sole and absolute discretion to:

(i) Accelerate payment of the entire balance due pursuant to Section 8 below;

(j) Executed on the Collateral pursuant to Section 9 below; and/or

(k) Pursue all legal and equitable remedies that Holder may have available to it.

9. **Late Fee**. If Holder fails to receive from Borrower any payment of principal required within five (5) days of the due date, then a late charge by way of damages of Five Percent (5%) (the "**Default Rate**") of the amount of each unpaid installment shall be immediately due and payable. Borrower recognizes that failure to make payments when due will result in Holder incurring additional expenses, including without limitation, collection and accounting charges, in servicing this Note, and in loss to Holder of the use of the money due, and that it would be extremely difficult and impractical to ascertain the actual amount of damages. Borrower therefore agrees that this late charge and the Default Rate is a fair and reasonable estimate of the damages to Holder, which sum Borrower agrees to pay on demand. Acceptance of any late charge shall not constitute a waiver of the default with respect to the overdue amount, and shall not prevent Holder from exercising any other rights and remedies available to Holder. Any sum not paid when due (whether at stated maturity, upon acceleration or otherwise) shall bear interest from the date due until paid in full at a per annum rate equal to Eight Percent (8%) per annum.

10. **Acceleration**. The entire amount of the Balance will become immediately due and payable, at the option of Holder, upon an Event of Default. The failure of Holder to exercise an option to accelerate payment of this Note will not constitute a waiver of the right to exercise the option in the event of any subsequent default of any kind.

JW ______ Joshua Weaver

SD ______ Steffan Dalsgaard

11. **Security Interest**. As security for the full, prompt and complete payment and performance of Borrower's obligations hereunder, Borrower grants to Holder a security interest in and to all assets of Borrower and its subsidiaries as further described in the Security Agreement referenced in the Purchase Agreement and also to all of the equity described in that certain Pledge Agreement referenced in the Purchase Agreement (collectively, the "**Collateral**"), in accordance with and subject to the terms and conditions of the Security Agreement and Pledge Agreement, as applicable, and subject in all respects to the holders of the Permitted Liens. In the event that Borrower fails to make a payment due under this Note which is more than thirty (30) days past due, Holder shall be entitled to enforce its rights under this Note by executing on the Collateral. Such continuing security interest in the Collateral shall remain in full force and effect until this Note is paid in full by Borrower. Therefore, as inducement for Holder to execute this Note, Borrower shall not and shall not attempt to sell, dispose of or otherwise convey in any respect all, or any part of, the Collateral without Holder's consent until this Note has been paid in full.

12. **Representations and Warranties of Borrower.** Borrower hereby represents and warrants to Holder as follows:

(a) **Organization and Standing**. Borrower is duly organized and existing under the laws of its state of formation and is in good standing under such laws.

(b) **Power**. Borrower has all requisite legal power to execute and deliver this Agreement and to carry out and perform it obligations under the terms of this Agreement and each Note.

(c) **Authorization**. All corporate action on the part of Borrower, its officers, directors, managers and members, as applicable, necessary for the authorization, execution, delivery and performance of this Agreement by Borrower, the authorization, sale, issuance and delivery of the Note, and the performance of Borrower' obligations hereunder and thereunder has been taken. This Agreement and the Note, when executed and delivered by Borrower (and assuming due authorization, execution and delivery by Lender), shall constitute valid and binding obligations of Borrower enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

(d) **Governmental Consents and Filings**. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Borrower in connection with the consummation of the transactions contemplated by this Agreement or the Note, except for filings pursuant to applicable state and federal securities laws, which have been made or will be made by Borrower in a timely manner.

(e) **Litigation**. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation (any of the foregoing, an "**Action**") pending or, to Borrower' knowledge, currently threatened against Borrower or its shareholders or members, nor to Borrower' knowledge is there any reasonable basis therefor. There are no Actions pending or, to Borrower' knowledge, threatened against any officer, director, member, manager or key employee of Borrower that relates to Borrower (including without limitation by way of such person's prior employment, their use in connection with Borrower' business of any information, technology or techniques allegedly proprietary to any of their former employers, clients or other parties, or their obligations under any agreements with prior employers, clients or other parties). Borrower is not a party to or named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, nor to its knowledge is any of its officers, directors, managers or key

JW Joshua Weaver SD Steffan Dalsgaard

employees named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that relates to. There is no action, suit, proceeding or investigation by Borrower which Borrower intends to initiate.

(f) **Compliance with Other Instruments.** Borrower is not in violation or default of (i) any provisions of its charter documents, (ii) of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or (iii) of any provision of federal or state statute, rule or regulation applicable to Borrower, the violation of which could have a material adverse effect on Borrower. The execution, delivery and performance of this Agreement and the Note and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of Borrower or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to Borrower, their prospects, business or operations, or any of their assets or properties.

(g) **Absence of Undisclosed Liabilities**. Borrower does not have any material obligation or liability (whether accrued, absolute, contingent, unliquidated or otherwise, whether due or to become due and regardless of when asserted) arising out of transactions entered into at or prior to the Closing Date, or any action or inaction at or prior to the Closing Date, or any state of facts or circumstances existing at or prior to the Closing Date other than: (a) liabilities set forth on the Latest Balance Sheet (including any notes thereto); and (b) other liabilities and obligations expressly disclosed in the other schedules to this Agreement.

(h) **Ordinary Course; No Material Adverse Change**. Since the date of the Latest Balance Sheet, the business and affairs of the Borrower has been conducted in the ordinary course and there has been no material adverse change in the financial condition, operating results, assets, operations, business prospects, employee relations or, to Borrower' knowledge, customer or supplier relations of Borrower, taken as a whole.

(i) **Assets**. Each of the Borrower has good and marketable title to, or a valid leasehold interest in, the properties and assets used by it, located on its premises or shown on the Latest Balance Sheet or acquired thereafter, free and clear of all Liens and except for Liens disclosed on the Latest Balance Sheet (including any notes thereto) and Liens in favor of Lender pursuant to this Agreement and the other Note Purchase Documents to which Borrower is a party and Liens for current property Taxes not yet due and payable. Each of the Borrower' buildings, equipment and other tangible assets are in good operating condition in all material respects and are fit for use in the ordinary course of business, ordinary wear and tear excepted. Borrower owns or has a valid leasehold interest in all of the Collateral, as applicable.

(j) **Tax Matters**. There are no federal, state, county, local or foreign taxes due and payable by Borrower which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of Borrower which are due, whether or not assessed or disputed. There have been no examinations or audits of any Tax Returns or reports by any applicable federal, state, local or foreign governmental agency. Borrower has duly and timely filed all federal, state, county, local and foreign Tax Returns required to have been filed by (if any) it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

(k) **Enforceable Contracts**. All contracts, agreements and instruments entered into on behalf of the Borrower is valid, binding and enforceable in accordance with their respective terms. Each of the Borrower has performed all material obligations required to be performed by it under each of the contracts, agreements and instruments to which they are a party and are not in material default under or in material breach nor in receipt of any claim of material default or material breach under any such contract, agreement or

JW Joshua Weaver　　　　SD Steffan Dalsgaard

instrument; no event has occurred which with the passage of time or the giving of notice or both would result in a material default, breach or event of noncompliance by Borrower under any such contract, agreement or instrument; Borrower does not have any present expectation or intention of not fully performing all such obligations and such entity has no knowledge of any breach or anticipated breach by the other parties to any such contract, agreement, instrument or commitment.

(l) **Governmental Consent, etc**. To the knowledge of the Borrower, no permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by Borrower of this Agreement or the other Note Purchase Documents to which such entity is a party, or the consummation by such entity of any other transactions contemplated hereby or thereby.

(m) **Compliance with Laws**. To the Borrower's knowledge, Borrower is in material compliance with all applicable federal, state and local laws, rules and regulations and all applicable rules and regulations of any governmental authority, including, without limitation, all applicable federal, state and local laws, rules and regulations and all applicable rules and regulations of any governmental authority pertaining to antitrust, tax, intellectual property rights and workers compensation.

13. Representations and Warranties of Holder. Holder hereby represents and warrants that, as of the Closing Date and, if applicable, on the date of receipt of any Additional Shares, (i) it is an "accredited investor" (an "Accredited Investor") within the meaning of Rule 501 under the Securities Act.

14. **Successors and Assigns.** The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

15. **Governing Law and Venue**. This Note is governed by and construed in accordance with the laws of the State of California, excluding conflict of law rules and principles. Any dispute arising hereunder may only be brought within the State Courts of Clark County, Nevada and the Federal Courts of the District of Nevada.

16. **Amendment**. This Note may be amended or modified only by an instrument in writing which by its express terms refers to this Note and which is duly executed by the party sought to be bound.

17. **Action to Collect on Note.** If action is instituted to collect on this Note, Borrower promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

18. **Notices**. Any notice or other required or permitted communication must be in writing and will be deemed given and effective (a) when delivered personally or by overnight courier service, or (b) three (3) days after the postmark date if mailed by certified or registered mail, postage prepaid, return receipt requested, to Holder to the address at the beginning of this Note and to Borrower at the addresses stated below the signature of the respective authorized representatives, or to another address as that party may designate from time to time in a written notice to the other party in accordance with this Section 14.

19. **Assignment**. This Note, and any and all rights and obligations thereunder, may be assigned by Holder to any person or entity without consent of Borrower.

20. **Severability**. If any provision or any word, term, clause, or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective but the remainder of this Note and any of its provisions shall not be affected and shall remain in full force and effect.

21. **Authority**. Borrower states that it is duly authorized to execute and deliver this Note, in accordance with duly and regularly adopted existing authority and, if necessary, resolution of the respective governing bodies of Borrower, and that this Note is binding upon Borrower in accordance with its terms.

JW Joshua Weaver SD Steffan Dalsgaard

22. **No Waiver**. Any forbearance, failure or delay by Holder in exercising any right, power or remedy under this Note, or otherwise available to Holder shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

23. **Headings**. The headings in this Note are for reference only and shall not affect the interpretation of this Note.

IN WITNESS WHEREOF, by the execution hereof, Borrower hereby acknowledges, approves, and agrees to the terms of this Senior Secured Promissory Note.

BORROWER:

LELANTOS HOLDINGS, INC.

By: ______________________________
Name: Joshua Weaver
Title: CEO

Mailing Address:

c/o Registers Agents, Inc.
401 Ryland St Ste 200-A
Reno, NV 89502

JW Joshua Weaver SD Steffan Dalsgaard

FORM OF CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "*ACT*"), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Note Series: 2022A

Note Number: 1

Date of Note: November 7, 2022

Principal Amount of Note: 50,000

For value received **Lelantos Holdings, Inc.**, a Nevada corporation (the "***Company***"), promises to pay to the undersigned holder or such party's assigns (the "***Holder***") the principal amount set forth above with simple interest on the outstanding principal amount at the rate of 15% per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal amount until paid in full or converted. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Subject to the terms and conditions contained in Section 1(e) herein, all unpaid interest and principal shall be due and payable upon request of the Holder on or after May 7, 2023 (the "***Maturity Date***"), or if the Maturity Date shall fall on a weekend or holiday, the next business day.

1. Basic Terms.

(a) Series of Notes. This convertible promissory note (the "***Note***") shall be issued to an individual person or entity (the "***Holder***") in its entirety and shall not be part of a Series of Notes. The Company shall record the name of the Holder in the Corporate Ledger.

(b) Payments. All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among to the Holder. All payments shall be applied first to accrued interest, and thereafter to principal.

(c) Prepayment. The Company may prepay this Note prior to the Maturity Date without the consent of the Holder.

(d) Prepayment Penalty. If the Company prepays the Note prior to the Maturity Date, the Holder shall receive not less than 15% interest on the Principal Amount of the Note.

(e) Grace Period Post Maturity Date. In the event that the Company has not repaid the Holder the Principal Payment and all accrued Interest by the Maturity Date, interest shall accrue at a simple rate of 2.5% per month (.00083% per day) for a period of up to 18 (6) months following the Maturity Date.

(f) Common Share Issuance. Immediately upon execution of this Note and the receipt of

funding by the Company, the Company shall issue the Holder 20,000 shares of Common Stock.

(g) Liquidation Priority. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Company, the Holder shall have a first priority on liquidation superior to that of the other Preferred Stock and Common Stock. The Holder will be entitled to preferential amounts paid into the Company and be paid in full, for funds paid for the Note and all accrued interest, if sufficient funds exist. A liquidation, dissolution, or winding-up of the Company, as such terms are used in this Section shall not be deemed to be occasioned by or to include any merger of the Company with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Company, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Company.

2. Conversion and Repayment.

(a) Conversion upon a Qualified Financing. In the event that the Company issues and sells shares of its equity securities ("***Equity Securities***") to investors (the "***Investors***") while this Note remains outstanding in an equity financing with total proceeds to the Company of not less than $7,500,000 (excluding the conversion of the Notes or other convertible securities issued for capital raising purposes (*e.g.*, Simple Agreements for Future Equity)) (a "***Qualified Financing***"), then the outstanding principal amount of this Note and any unpaid accrued interest shall, upon the mutual election of the Company and the Holder, convert in whole without any further action by the Holder into Equity Securities sold in the Qualified Financing at a conversion price equal to the cash price paid per share for Equity Securities by the Investors in the Qualified Financing multiplied by 0.80. The issuance of Equity Securities pursuant to the conversion of this Note shall be upon and subject to the same terms and conditions applicable to Equity Securities sold in the Qualified Financing.

(b) Change of Control. If the Company consummates a Change of Control (as defined below) while this Note remains outstanding, the Company shall repay the Holder in cash in an amount equal to (i) the outstanding principal amount of this Note plus any unpaid accrued interest on the original principal, plus (ii) a repayment premium equal to 20% of the outstanding principal amount of this Note. For purposes of this Note, a "***Change of Control***" means (i) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company's voting power is transferred; or (iii) the sale or transfer of all or substantially all of the Company's assets, or the exclusive license of all or substantially all of the Company's material intellectual property; provided that a Change of Control shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor, indebtedness of the Company is cancelled or converted or a combination thereof. The Company shall give the Holder notice of a Change of Control not less than 10 days prior to the anticipated date of consummation of the Change of Control. Any repayment pursuant to this paragraph in connection with a Change of Control shall be subject to any required tax withholdings, and may be made by the Company (or any party to such Change of Control or its agent) following the Change of Control in connection with payment procedures established in connection with such Change of Control.

(c) Voluntary Conversion. Any remaining balance of interest and principal that remains due after 24 months from the issuance date of this Note, may be converted to common shares of stock in the Company at a 20% discount to the 10-day trailing average daily price of the Company's stock at the sole election of the Holder.

(d) Procedure for Conversion. In connection with any conversion of this Note into capital stock, the Holder shall surrender this Note to the Company and deliver to the Company any documentation reasonably required by the Company (including, in the case of a Qualified Financing, all financing documents executed by the Investors in connection with such Qualified Financing). The Company shall not be required to issue or deliver the capital stock into which this Note may convert until the Holder has surrendered this Note to

the Company and delivered to the Company any such documentation. Upon the conversion of this Note into capital stock pursuant to the terms hereof, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay the Holder cash equal to such fraction multiplied by the price at which this Note converts.

(e) Interest Accrual. If a Change of Control or Qualified Financing is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to 10 days prior to the signing of the definitive agreement for the Change of Control or Qualified Financing.

3. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the date the first Note was issued as follows:

(i) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business (a "***Material Adverse Effect***").

(ii) Corporate Power. The Company has all requisite corporate power to issue this Note and to carry out and perform its obligations under this Note. The Company's Board of Directors (the "***Board***") has approved the issuance of this Note based upon a reasonable belief that the issuance of this Note is appropriate for the Company after reasonable inquiry concerning the Company's financing objectives and financial situation.

(iii) Authorization. All corporate action on the part of the Company, the Board and the Company's stockholders necessary for the issuance and delivery of this Note has been taken. This Note constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. Any securities issued upon conversion of this Note (the "***Conversion Securities***"), when issued in compliance with the provisions of this Note, will be validly issued, fully paid, nonassessable, free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

(iv) Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the issuance of this Note has been obtained.

(v) Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would have a Material Adverse Effect.

(vi) Compliance with Other Instruments. The Company is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a Material Adverse Effect. The execution, delivery and performance of this Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization

or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

(vii) No "Bad Actor" Disqualification. The Company has exercised reasonable care to determine whether any Company Covered Person (as defined below) is subject to any of the "bad actor" disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act ("***Disqualification Events***"). To the Company's knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Act. For purposes of this Note, "***Company Covered Persons***" are those persons specified in Rule 506(d)(1) under the Act; provided, however, that Company Covered Persons do not include (a) any Holder, or (b) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and any Holder.

(viii) Offering. Assuming the accuracy of the representations and warranties of the Holder contained in subsection (b) below, the offer, issue, and sale of this Note and the Conversion Securities (collectively, the "***Securities***") are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(ix) Use of Proceeds. The Company shall use the proceeds of this Note solely for the operations of its business, and not for any personal, family or household purpose.

(b) Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof as follows:

(i) Purchase for Own Account. The Holder is acquiring the Securities solely for the Holder's own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(ii) Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in subsection (a) above, the Holder hereby: (A) acknowledges that the Holder has received all the information the Holder has requested from the Company and the Holder considers necessary or appropriate for deciding whether to acquire the Securities, (B) represents that the Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Holder and (C) further represents that the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risk of this investment.

(iii) Ability to Bear Economic Risk. The Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that the Holder is able, without materially impairing the Holder's financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Holder's investment.

(iv) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

(1) There is then in effect a registration statement under the Act covering such

proposed disposition and such disposition is made in accordance with such registration statement; or

(2) The Holder shall have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances.

(3) Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to a partner (or retired partner) or member (or retired member) of the Holder in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder.

(v) Accredited Investor Status. The Holder is an "accredited investor" as such term is defined in Rule 501 under the Act.

(vi) No "Bad Actor" Disqualification. The Holder represents and warrants that neither (A) the Holder nor (B) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed in writing in reasonable detail to the Company. The Holder represents that the Holder has exercised reasonable care to determine the accuracy of the representation made by the Holder in this paragraph, and agrees to notify the Company if the Holder becomes aware of any fact that makes the representation given by the Holder hereunder inaccurate.

(vii) Foreign Investors. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "***Code***")), the Holder hereby represents that the Holder has satisfied the Holder as to the full observance of the laws of the Holder's jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Note, including (A) the legal requirements within the Holder's jurisdiction for the purchase of the Securities, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Holder's subscription, payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Holder's jurisdiction.

(viii) Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Holder, the Holder acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

4. Events of Default.

(a) If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (ii) or (iii) below), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an "***Event of Default***":

(i) The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any unpaid accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(ii) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(iii) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company).

(b) In the event of any Event of Default hereunder, the Company shall pay all reasonable attorneys' fees and court costs incurred by the Holder in enforcing and collecting this Note.

5. Miscellaneous Provisions.

(a) Waivers. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

(b) Further Assurances. The Holder agrees and covenants that at any time and from time to time the Holder will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.

(c) Transfers of Notes. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company's obligation to pay such interest and principal.

(d) Market Standoff. To the extent requested by the Company or an underwriter of securities of the Company, the Holder and any permitted transferee thereof shall not, without the prior written consent of the managing underwriters in the IPO (as hereafter defined), offer, sell, make any short sale of, grant or sell any option for the purchase of, lend, pledge, otherwise transfer or dispose of (directly or indirectly), enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership (whether any such transaction is described above or is to be settled by delivery of Securities or other securities, in cash, or otherwise), any Securities or other shares of stock of the Company then owned by the Holder or any transferee thereof, or enter into an agreement to do any of the foregoing, for up to 180 days following the effective date of the registration statement of the initial public offering of the Company (the "***IPO***") filed under the Securities Act. For purposes of this paragraph, "***Company***" includes any wholly owned subsidiary of the Company into which the Company merges or consolidates. The Company may place restrictive legends on the certificates representing the shares subject to this paragraph and may impose stop transfer instructions with respect to the Securities and such other shares of stock of the Holder and any transferee thereof (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The Holder and any transferee thereof shall enter into any agreement reasonably required by the underwriters to the IPO to implement the foregoing within any reasonable timeframe so requested. The underwriters for any IPO are intended third party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions of this paragraph as though they were parties hereto.

(e) Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder.

(f) Governing Law. This Note shall be governed by and construed under the laws of the State of Nevada, as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada, without giving effect to conflicts of laws principles.

(g) Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

(h) Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(j) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party's address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days' advance written notice to the other party hereto.

(k) Expenses. The Company and the Holder shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.

(l) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Company within five calendar days of the date of this Note.

(m) Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(n) Exculpation by Holder. The Holder acknowledges that the Holder is not relying on any person, firm or corporation, other than the Company and its officers and Board members, in making its investment or decision to invest in the Company.

(o) Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any Senior Indebtedness in existence on the date of this Note or hereafter incurred. "***Senior Indebtedness***" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, all amounts due in connection with (i) indebtedness of the Company to banks or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions and their affiliates, which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or

any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

(p) Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this subsection being untrue.

(q) Nevada Securities Act. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS NOTE HAS NOT BEEN QUALIFIED WITH THE NEVADA STATE SECURITIES BOARD AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[Signature pages follow]

The parties have executed this **Convertible Promissory Note** as of the date first noted above.

COMPANY:
Lelantos Holdings, Inc.

DocuSigned by:
Joshua Weaver
133458C5A16A42E...

11/9/2022

Name: Joshua Weaver
Title: Chief Operating Officer

E-mail: Josh@lelantos.group

Address: 610 S. Park Avenue, Tucson, Arizona 8571

HOLDER:
Name of Holder: Mark Anthony Gaalass

DocuSigned by:
Mark Anthony Gaalaas
5E315CE8054047E...

11/9/2022

E-mail: Anthony@yourcreditblueprint.com

Address: 255 Rivertown Shops Drive, Suite #102-117, Saint Johns FL 32259

FORM OF CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "*ACT*"), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Note Series: 2022A

Note Number: 1

Date of Note: November 7, 2022

Principal Amount of Note: 50,000

For value received **Lelantos Holdings, Inc.**, a Nevada corporation (the "***Company***"), promises to pay to the undersigned holder or such party's assigns (the "***Holder***") the principal amount set forth above with simple interest on the outstanding principal amount at the rate of 15% per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal amount until paid in full or converted. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Subject to the terms and conditions contained in Section 1(e) herein, all unpaid interest and principal shall be due and payable upon request of the Holder on or after May 7, 2023 (the "***Maturity Date***"), or if the Maturity Date shall fall on a weekend or holiday, the next business day.

1. Basic Terms.

(a) Series of Notes. This convertible promissory note (the "***Note***") shall be issued to an individual person or entity (the "***Holder***") in its entirety and shall not be part of a Series of Notes. The Company shall record the name of the Holder in the Corporate Ledger.

(b) Payments. All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among to the Holder. All payments shall be applied first to accrued interest, and thereafter to principal.

(c) Prepayment. The Company may prepay this Note prior to the Maturity Date without the consent of the Holder.

(d) Prepayment Penalty. If the Company prepays the Note prior to the Maturity Date, the Holder shall receive not less than 15% interest on the Principal Amount of the Note.

(e) Grace Period Post Maturity Date. In the event that the Company has not repaid the Holder the Principal Payment and all accrued Interest by the Maturity Date, interest shall accrue at a simple rate of 2.5% per month (.00083% per day) for a period of up to 18 (6) months following the Maturity Date.

(f) Common Share Issuance. Immediately upon execution of this Note and the receipt of funding by the Company, the Company shall issue the Holder 20,000 shares of Common Stock.

(g) Liquidation Priority. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Company, the Holder shall have a first priority on liquidation superior to that of the other Preferred Stock and Common Stock. The Holder will be entitled to preferential amounts paid into the Company and be paid in full, for funds paid for the Note and all accrued interest, if sufficient funds exist. A liquidation, dissolution, or winding-up of the Company, as such terms are used in this Section shall not be deemed to be occasioned by or to include any merger of the Company with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Company, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Company.

2. Conversion and Repayment.

(a) Conversion upon a Qualified Financing. In the event that the Company issues and sells shares of its equity securities ("***Equity Securities***") to investors (the "***Investors***") while this Note remains outstanding in an equity financing with total proceeds to the Company of not less than $7,500,000 (excluding the conversion of the Notes or other convertible securities issued for capital raising purposes (*e.g.*, Simple Agreements for Future Equity)) (a "***Qualified Financing***"), then the outstanding principal amount of this Note and any unpaid accrued interest shall, upon the mutual election of the Company and the Holder, convert in whole without any further action by the Holder into Equity Securities sold in the Qualified Financing at a conversion price equal to the cash price paid per share for Equity Securities by the Investors in the Qualified Financing multiplied by 0.80. The issuance of Equity Securities pursuant to the conversion of this Note shall be upon and subject to the same terms and conditions applicable to Equity Securities sold in the Qualified Financing.

(b) Change of Control. If the Company consummates a Change of Control (as defined below) while this Note remains outstanding, the Company shall repay the Holder in cash in an amount equal to (i) the outstanding principal amount of this Note plus any unpaid accrued interest on the original principal, plus (ii) a repayment premium equal to 20% of the outstanding principal amount of this Note. For purposes of this Note, a "***Change of Control***" means (i) a consolidation or merger of the Company with or into any other corporation or other entity or person, or any other corporate reorganization, other than any such consolidation, merger or reorganization in which the shares of capital stock of the Company immediately prior to such consolidation, merger or reorganization continue to represent a majority of the voting power of the surviving entity immediately after such consolidation, merger or reorganization; (ii) any transaction or series of related transactions to which the Company is a party in which in excess of 50% of the Company's voting power is transferred; or (iii) the sale or transfer of all or substantially all of the Company's assets, or the exclusive license of all or substantially all of the Company's material intellectual property; provided that a Change of Control shall not include any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by the Company or any successor, indebtedness of the Company is cancelled or converted or a combination thereof. The Company shall give the Holder notice of a Change of Control not less than 10 days prior to the anticipated date of consummation of the Change of Control. Any repayment pursuant to this paragraph in connection with a Change of Control shall be subject to any required tax withholdings, and may be made by the Company (or any party to such Change of Control or its agent) following the Change of Control in connection with payment procedures established in connection with such Change of Control.

(c) Voluntary Conversion. Any remaining balance of interest and principal that remains due after 24 months from the issuance date of this Note, may be converted to common shares of stock in the Company at a 20% discount to the 10-day trailing average daily price of the Company's stock at the sole election of the Holder.

(d) Procedure for Conversion. In connection with any conversion of this Note into capital stock, the Holder shall surrender this Note to the Company and deliver to the Company any documentation reasonably required by the Company (including, in the case of a Qualified Financing, all financing documents executed by the Investors in connection with such Qualified Financing). The Company shall not be required to issue or deliver the capital stock into which this Note may convert until the Holder has surrendered this Note to the Company and delivered to the Company any such documentation. Upon the conversion of this Note into capital stock pursuant to the terms hereof, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay the Holder cash equal to such fraction multiplied by the price at which this Note converts.

(e) Interest Accrual. If a Change of Control or Qualified Financing is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to 10 days prior to the signing of the definitive agreement for the Change of Control or Qualified Financing.

3. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the date the first Note was issued as follows:

(i) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business (a "***Material Adverse Effect***").

(ii) Corporate Power. The Company has all requisite corporate power to issue this Note and to carry out and perform its obligations under this Note. The Company's Board of Directors (the "***Board***") has approved the issuance of this Note based upon a reasonable belief that the issuance of this Note is appropriate for the Company after reasonable inquiry concerning the Company's financing objectives and financial situation.

(iii) Authorization. All corporate action on the part of the Company, the Board and the Company's stockholders necessary for the issuance and delivery of this Note has been taken. This Note constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. Any securities issued upon conversion of this Note (the "***Conversion Securities***"), when issued in compliance with the provisions of this Note, will be validly issued, fully paid, nonassessable, free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

(iv) Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the issuance of this Note has been obtained.

(v) Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would have a Material Adverse Effect.

(vi) Compliance with Other Instruments. The Company is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a Material Adverse Effect. The execution, delivery and performance of this Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the

consummation of the transactions contemplated hereunder.

(vii) No "Bad Actor" Disqualification. The Company has exercised reasonable care to determine whether any Company Covered Person (as defined below) is subject to any of the "bad actor" disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act ("***Disqualification Events***"). To the Company's knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Act. For purposes of this Note, "***Company Covered Persons***" are those persons specified in Rule 506(d)(1) under the Act; provided, however, that Company Covered Persons do not include (a) any Holder, or (b) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and any Holder.

(viii) Offering. Assuming the accuracy of the representations and warranties of the Holder contained in subsection (b) below, the offer, issue, and sale of this Note and the Conversion Securities (collectively, the "***Securities***") are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(ix) Use of Proceeds. The Company shall use the proceeds of this Note solely for the operations of its business, and not for any personal, family or household purpose.

(b) Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof as follows:

(i) Purchase for Own Account. The Holder is acquiring the Securities solely for the Holder's own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(ii) Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in subsection (a) above, the Holder hereby: (A) acknowledges that the Holder has received all the information the Holder has requested from the Company and the Holder considers necessary or appropriate for deciding whether to acquire the Securities, (B) represents that the Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Holder and (C) further represents that the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risk of this investment.

(iii) Ability to Bear Economic Risk. The Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that the Holder is able, without materially impairing the Holder's financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Holder's investment.

(iv) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

(1) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(2) The Holder shall have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of

counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances.

(3) Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to a partner (or retired partner) or member (or retired member) of the Holder in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder.

(v) Accredited Investor Status. The Holder is an "accredited investor" as such term is defined in Rule 501 under the Act.

(vi) No "Bad Actor" Disqualification. The Holder represents and warrants that neither (A) the Holder nor (B) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any Disqualification Event, except for Disqualification Events covered by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed in writing in reasonable detail to the Company. The Holder represents that the Holder has exercised reasonable care to determine the accuracy of the representation made by the Holder in this paragraph, and agrees to notify the Company if the Holder becomes aware of any fact that makes the representation given by the Holder hereunder inaccurate.

(vii) Foreign Investors. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "***Code***")), the Holder hereby represents that the Holder has satisfied the Holder as to the full observance of the laws of the Holder's jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Note, including (A) the legal requirements within the Holder's jurisdiction for the purchase of the Securities, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Holder's subscription, payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Holder's jurisdiction.

(viii) Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Holder, the Holder acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

4. Events of Default.

(a) If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (ii) or (iii) below), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an "***Event of Default***":

(i) The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any unpaid accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(ii) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(iii) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company).

(b) In the event of any Event of Default hereunder, the Company shall pay all reasonable attorneys' fees and court costs incurred by the Holder in enforcing and collecting this Note.

5. Miscellaneous Provisions.

(a) Waivers. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

(b) Further Assurances. The Holder agrees and covenants that at any time and from time to time the Holder will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.

(c) Transfers of Notes. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company's obligation to pay such interest and principal.

(d) Market Standoff. To the extent requested by the Company or an underwriter of securities of the Company, the Holder and any permitted transferee thereof shall not, without the prior written consent of the managing underwriters in the IPO (as hereafter defined), offer, sell, make any short sale of, grant or sell any option for the purchase of, lend, pledge, otherwise transfer or dispose of (directly or indirectly), enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership (whether any such transaction is described above or is to be settled by delivery of Securities or other securities, in cash, or otherwise), any Securities or other shares of stock of the Company then owned by the Holder or any transferee thereof, or enter into an agreement to do any of the foregoing, for up to 180 days following the effective date of the registration statement of the initial public offering of the Company (the "***IPO***") filed under the Securities Act. For purposes of this paragraph, "***Company***" includes any wholly owned subsidiary of the Company into which the Company merges or consolidates. The Company may place restrictive legends on the certificates representing the shares subject to this paragraph and may impose stop transfer instructions with respect to the Securities and such other shares of stock of the Holder and any transferee thereof (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The Holder and any transferee thereof shall enter into any agreement reasonably required by the underwriters to the IPO to implement the foregoing within any reasonable timeframe so requested. The underwriters for any IPO are intended third party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions of this paragraph as though they were parties hereto.

(e) Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder.

(f) Governing Law. This Note shall be governed by and construed under the laws of the State of Nevada, as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada, without giving effect to conflicts of laws principles.

(g) Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

(h) Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(i) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(j) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party's address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days' advance written notice to the other party hereto.

(k) Expenses. The Company and the Holder shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.

(l) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Company within five calendar days of the date of this Note.

(m) Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(n) Exculpation by Holder. The Holder acknowledges that the Holder is not relying on any person, firm or corporation, other than the Company and its officers and Board members, in making its investment or decision to invest in the Company.

(o) Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any Senior Indebtedness in existence on the date of this Note or hereafter incurred. "***Senior Indebtedness***" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, all amounts due in connection with (i) indebtedness of the Company to banks or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions and their affiliates, which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

(p) Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions

contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this subsection being untrue.

(q) Nevada Securities Act. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS NOTE HAS NOT BEEN QUALIFIED WITH THE NEVADA STATE SECURITIES BOARD AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[Signature pages follow]

The parties have executed this **Convertible Promissory Note** as of the date first noted above.

COMPANY:

Lelantos Holdings, Inc.

DocuSigned by:
Joshua Weaver 11/9/2022
133458C5A16A42E...
Name: Joshua Weaver
Title: Chief Operating Officer

E-mail: Josh@lelantos.group

Address: 610 S. Park Avenue, Tucson, Arizona 8571

HOLDER (if an entity):
Name of Holder: SJL Services, LLC

DocuSigned by:
Suzanne Leigh 11/9/2022
B7CFB3333F6F40E...
Name: Suzanne Leigh
Title: Title member

E-mail: sjlleigh@gmail.com

Address: 227 Oak, Wyandotte, MI, 48192

FORM OF CONVERTIBLE PROMISSORY NOTE

THIS NOTE AND THE SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "*ACT*"), OR UNDER THE SECURITIES LAWS OF ANY STATES IN THE UNITED STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

CONVERTIBLE PROMISSORY NOTE

Note Series: 2022A

Note Number: 1

Date of Note: March 23 2023

Principal Amount of Note: $1,363,540.00

For value received **Lelantos Holdings, Inc.**, a Florida corporation (the "***Company***"), promises to pay to the undersigned holder or such party's assigns (the "***Holder***") the principal amount set forth above with simple interest on the outstanding principal amount at the rate of 8% per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal amount until paid in full or converted. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed. Subject to the terms and conditions contained in Section 1(e) herein, all unpaid interest and principal shall be due and payable upon request of the Holder on or after **March 23, 2024** (the "***Maturity Date***"), or if the Maturity Date shall fall on a weekend or holiday, the next business day.

1. Basic Terms.

(a) Series of Notes. This convertible promissory note (the "***Note***") shall be issued to an individual person or entity (the "***Holder***") in its entirety and shall not be part of a Series of Notes. The Company shall record the name of the Holder in the Corporate Ledger.

(b) Payments. All payments of interest and principal shall be in lawful money of the United States of America and shall be made pro rata among to the Holder. All payments shall be applied first to accrued interest, and thereafter to principal.

(c) Prepayment. The Company may prepay this Note prior to the Maturity Date without the consent of the Holder.

(d) Prepayment Penalty. If the Company prepays the Note prior to the Maturity Date, the Holder shall receive not less than 8% interest on the Principal Amount of the Note.

(e) Grace Period Post Maturity Date. In the event that the Company has not repaid the Holder the Principal Payment and all accrued Interest by the Maturity Date, interest shall accrue at a simple rate of 2.5% per month (.00083% per day) for a period of up to 18 (6) months following the Maturity Date.

(f) Liquidation Priority. In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Company, the Holder shall have a first priority on liquidation superior to that of the other Preferred Stock and Common Stock. The Holder will be entitled to preferential amounts paid into the Company and be paid in full, for funds paid for the Note and all accrued interest, if sufficient funds exist. A liquidation, dissolution, or winding-up of the Company, as such terms are used in this Section shall not be deemed to be occasioned by or to include any merger of the Company with or into one or more corporations or other entities, any acquisition or exchange of the outstanding shares of one or more classes or series of the Company, or any sale, lease, exchange, or other disposition of all or a part of the assets of the Company.

2. Conversion and Repayment.

(a) Conversion upon a Qualified Financing. In the event that the Company issues and sells shares of its equity securities ("***Equity Securities***") to investors (the "***Investors***") while this Note remains outstanding in an equity financing with total proceeds to the Company of not less than $1,363,540.00 (excluding the conversion of the Notes or other convertible securities issued for capital raising purposes (*e.g.*, Simple Agreements for Future Equity)) (a "***Qualified Financing***"), then the outstanding principal amount of this Note and any unpaid accrued interest shall, upon the mutual election of the Company and the Holder, convert in whole without any further action by the Holder into Equity Securities sold in the Qualified Financing at a conversion price equal to the cash price paid per share for Equity Securities by the Investors in the Qualified Financing multiplied by 0.80. The issuance of Equity Securities pursuant to the conversion of this Note shall be upon and subject to the same terms and conditions applicable to Equity Securities sold in the Qualified Financing.

(c) Voluntary Conversion. Any remaining balance of interest and principal that remains due after 24 months from the issuance date of this Note, may be converted to common shares of stock in the Company at a 20% discount to the 10-day trailing average daily price of the Company's stock at the sole election of the Holder.

(d) Procedure for Conversion. In connection with any conversion of this Note into capital stock, the Holder shall surrender this Note to the Company and deliver to the Company any documentation reasonably required by the Company (including, in the case of a Qualified Financing, all financing documents executed by the Investors in connection with such Qualified Financing). The Company shall not be required to issue or deliver the capital stock into which this Note may convert until the Holder has surrendered this Note to the Company and delivered to the Company any such documentation. Upon the conversion of this Note into capital stock pursuant to the terms hereof, in lieu of any fractional shares to which the Holder would otherwise be entitled, the Company shall pay the Holder cash equal to such fraction multiplied by the price at which this Note converts.

(e) Interest Accrual. If a Change of Control or Qualified Financing is consummated, all interest on this Note shall be deemed to have stopped accruing as of a date selected by the Company that is up to 10 days prior to the signing of the definitive agreement for the Change of Control or Qualified Financing.

3. Representations and Warranties.

(a) Representations and Warranties of the Company. The Company hereby represents and warrants to the Holder as of the date the first Note was issued as follows:

(i) Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business (a "***Material Adverse Effect***").

(ii) Corporate Power. The Company has all requisite corporate power to issue this Note and to carry out and perform its obligations under this Note. The Company's Board of Directors (the "***Board***") has approved the issuance of this Note based upon a reasonable belief that the issuance of this Note is appropriate for the Company after reasonable inquiry concerning the Company's financing objectives and financial situation.

(iii) Authorization. All corporate action on the part of the Company, the Board and the Company's stockholders necessary for the issuance and delivery of this Note has been taken. This Note constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. Any securities issued upon conversion of this Note (the "***Conversion Securities***"), when issued in compliance with the provisions of this Note, will be validly issued, fully paid, nonassessable, free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

(iv) Governmental Consents. All consents, approvals, orders or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority required on the part of the Company in connection with the issuance of this Note has been obtained.

(v) Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would have a Material Adverse Effect.

(vi) Compliance with Other Instruments. The Company is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a Material Adverse Effect. The execution, delivery and performance of this Note will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

(vii) No "Bad Actor" Disqualification. The Company has exercised reasonable care to determine whether any Company Covered Person (as defined below) is subject to any of the "bad actor" disqualifications described in Rule 506(d)(1)(i) through (viii), as modified by Rules 506(d)(2) and (d)(3), under the Act ("***Disqualification Events***"). To the Company's knowledge, no Company Covered Person is subject to a Disqualification Event. The Company has complied, to the extent required, with any disclosure obligations under Rule 506(e) under the Act. For purposes of this Note, "***Company Covered Persons***" are those persons specified in Rule 506(d)(1) under the Act; provided, however, that Company Covered Persons do not include (a) any Holder, or (b) any person or entity that is deemed to be an affiliated issuer of the Company solely as a result of the relationship between the Company and any Holder.

(viii) Offering. Assuming the accuracy of the representations and warranties of the Holder contained in subsection (b) below, the offer, issue, and sale of this Note and the Conversion Securities (collectively, the "***Securities***") are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

(ix) Use of Proceeds. The Company shall use the proceeds of this Note solely for the operations of its business, and not for any personal, family or household purpose.

(b) Representations and Warranties of the Holder. The Holder hereby represents and warrants to the Company as of the date hereof as follows:

(i) Purchase for Own Account. The Holder is acquiring the Securities solely for the Holder's own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

(ii) Information and Sophistication. Without lessening or obviating the representations and warranties of the Company set forth in subsection (a) above, the Holder hereby: (A) acknowledges that the Holder has received all the information the Holder has requested from the Company and the Holder considers necessary or appropriate for deciding whether to acquire the Securities, (B) represents that the Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Holder and (C) further represents that the Holder has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risk of this investment.

(iii) Ability to Bear Economic Risk. The Holder acknowledges that investment in the Securities involves a high degree of risk, and represents that the Holder is able, without materially impairing the Holder's financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of the Holder's investment.

(iv) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of the Securities unless and until:

(1) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

(2) The Holder shall have notified the Company of the proposed disposition and furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws; provided that no such opinion shall be required for dispositions in compliance with Rule 144 under the Act, except in unusual circumstances.

(3) Notwithstanding the provisions of paragraphs (1) and (2) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Holder to a partner (or retired partner) or member (or retired member) of the Holder in accordance with partnership or limited liability company interests, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors if all transferees agree in writing to be subject to the terms hereof to the same extent as if they were the Holders hereunder.

(v) Accredited Investor Status. The Holder is an "accredited investor" as such term is defined in Rule 501 under the Act.

(vi) No "Bad Actor" Disqualification. The Holder represents and warrants that neither (A) the Holder nor (B) any entity that controls the Holder or is under the control of, or under common control with, the Holder, is subject to any Disqualification Event, except for Disqualification Events covered

by Rule 506(d)(2)(ii) or (iii) or (d)(3) under the Act and disclosed in writing in reasonable detail to the Company. The Holder represents that the Holder has exercised reasonable care to determine the accuracy of the representation made by the Holder in this paragraph, and agrees to notify the Company if the Holder becomes aware of any fact that makes the representation given by the Holder hereunder inaccurate.

(vii) Foreign Investors. If the Holder is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "***Code***")), the Holder hereby represents that the Holder has satisfied the Holder as to the full observance of the laws of the Holder's jurisdiction in connection with any invitation to subscribe for the Securities or any use of this Note, including (A) the legal requirements within the Holder's jurisdiction for the purchase of the Securities, (B) any foreign exchange restrictions applicable to such purchase, (C) any governmental or other consents that may need to be obtained, and (D) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Holder's subscription, payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Holder's jurisdiction.

(viii) Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Holder, the Holder acknowledges that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation. There is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

4. Events of Default.

(a) If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Holder and upon written notice to the Company (which election and notice shall not be required in the case of an Event of Default under subsection (ii) or (iii) below), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable. The occurrence of any one or more of the following shall constitute an "***Event of Default***":

(i) The Company fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any unpaid accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(ii) The Company files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(iii) An involuntary petition is filed against the Company (unless such petition is dismissed or discharged within 60 days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee or assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Company).

(b) In the event of any Event of Default hereunder, the Company shall pay all reasonable attorneys' fees and court costs incurred by the Holder in enforcing and collecting this Note.

5. Abritatrion

(a) Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

(b) Claims shall be heard by a single arbitrator.

(c) List Process - Note that since this is the default process contained in the AAA's Commercial Rules, no specific language will be added to your arbitration agreement regarding this selection.

(d) The place of arbitration shall be Las Vegas, Nevada

(e) The arbitration shall be governed by the laws of the State of Florida.

(f) Depositions shall be limited to a maximum of 2 per party and shall be held within 45 days of the making of a request. Additional depositions may be scheduled only with the permission of the arbitrators, and for good cause shown. Each deposition shall be limited to a maximum of 6. Phours duration.

(g) In making determinations regarding the scope of exchange of electronic information, the arbitrator(s) and the parties agree to be guided by The Sedona Principles, Third Edition: Best Practices, Recommendations & Principles for Addressing Electronic Document Production.

(h) The arbitration will be based on the submission of documents and there shall be no in-person or oral hearing.

(i) Time is of the essence for any arbitration under this agreement and arbitration hearings shall take place within 90 days of filing and awards rendered within 120 days. Arbitrator(s) shall agree to these limits prior to accepting appointment.

(j) The arbitrators will have no authority to award punitive or other damages not measured by the prevailing party's actual damages, except as may be required by statute. The arbitrator(s) shall not award consequential damages in any arbitration initiated under this section. Any award in an arbitration initiated under this clause shall be limited to monetary damages and shall include no injunction or direction to any party other than the direction to pay a monetary amount.

(k) Pursuant to the Commercial Arbitration Rules, the arbitrators will have the authority to allocate the costs of the arbitration process among the parties, but will only have the authority to allocate attorneys' fees if a particular law permits them to do so.

(l) The award of the arbitrators shall be accompanied by a reasoned opinion.

(m) Except as may be required by law, neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.

(n) The parties agree that failure or refusal of a party to pay its required share of the deposits for arbitrator compensation or administrative charges shall constitute a waiver by that party to present evidence or cross-examine witness. In such event, the other party shall be required to present evidence and legal argument as the arbitrator(s) may require for the making of an award. Such waiver shall not allow for a default judgment against the non-paying party in the absence of evidence presented as provided for above.

(o) Notwithstanding any language to the contrary in the contract documents, the parties hereby agree: that the Underlying Award may be appealed pursuant to the AAA's Optional Appellate Arbitration Rules ("Appellate Rules"); that the Underlying Award rendered by the arbitrator(s) shall, at a minimum, be a reasoned award; and that the Underlying Award shall not be considered final until after the time for filing the notice of appeal pursuant to the Appellate Rules has expired. Appeals must be initiated within thirty (30) days of receipt of an Underlying Award, as defined by Rule A-3 of the Appellate Rules, by filing a Notice of Appeal with any AAA office. Following the appeal process the decision rendered by the appeal tribunal may be entered in any court having jurisdiction thereof.

6. Miscellaneous Provisions.

(a) Waivers. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

(b) Further Assurances. The Holder agrees and covenants that at any time and from time to time the Holder will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Note and to comply with state or federal securities laws or other regulatory approvals.

(c) Transfers of Notes. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company's obligation to pay such interest and principal.

(d) Market Standoff. To the extent requested by the Company or an underwriter of securities of the Company, the Holder and any permitted transferee thereof shall not, without the prior written consent of the managing underwriters in the IPO (as hereafter defined), offer, sell, make any short sale of, grant or sell any option for the purchase of, lend, pledge, otherwise transfer or dispose of (directly or indirectly), enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership (whether any such transaction is described above or is to be settled by delivery of Securities or other securities, in cash, or otherwise), any Securities or other shares of stock of the Company then owned by the Holder or any transferee thereof, or enter into an agreement to do any of the foregoing, for up to 180 days following the effective date of the registration statement of the initial public offering of the Company (the "***IPO***") filed under the Securities Act. For purposes of this paragraph, "***Company***" includes any wholly owned subsidiary of the Company into which the Company merges or consolidates. The Company may place restrictive legends on the certificates representing the shares subject to this paragraph and may impose stop transfer instructions with respect to the Securities and such other shares of stock of the Holder and any transferee thereof (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. The Holder and any transferee thereof shall enter into any agreement reasonably required by the underwriters to the IPO to implement the foregoing within any reasonable timeframe so requested. The underwriters for any IPO are intended third party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions of this paragraph as though they were parties hereto.

(e) Amendment and Waiver. Any term of this Note may be amended or waived with the written consent of the Company and the Holder.

(f) Binding Agreement. The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Note, expressed or

implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Note, except as expressly provided in this Note.

(g) Counterparts; Manner of Delivery. This Note may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(h) Titles and Subtitles. The titles and subtitles used in this Note are used for convenience only and are not to be considered in construing or interpreting this Note.

(i) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party's address set forth on the signature page hereto or at such other address(es) as such party may designate by 10 days' advance written notice to the other party hereto.

(j) Expenses. The Company and the Holder shall each bear its respective expenses and legal fees incurred with respect to the negotiation, execution and delivery of this Note and the transactions contemplated herein.

(k) Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Holder, upon any breach or default of the Company under this Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by the Holder of any breach or default under this Note, or any waiver by the Holder of any provisions or conditions of this Note, must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Note, or by law or otherwise afforded to the Holder, shall be cumulative and not alternative. This Note shall be void and of no force or effect in the event that the Holder fails to remit the full principal amount to the Company within five calendar days of the date of this Note.

(l) Entire Agreement. This Note constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

(m) Exculpation by Holder. The Holder acknowledges that the Holder is not relying on any person, firm or corporation, other than the Company and its officers and Board members, in making its investment or decision to invest in the Company.

(n) Senior Indebtedness. The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any Senior Indebtedness in existence on the date of this Note or hereafter incurred. "***Senior Indebtedness***" shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, all amounts due in connection with (i) indebtedness of the Company to banks or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions and their affiliates, which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), and (ii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

(o) Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this subsection being untrue.

(p) Nevada Securities Act. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS NOTE HAS NOT BEEN QUALIFIED WITH THE NEVADA STATE SECURITIES BOARD AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

[Signature pages follow]

The parties have executed this **Convertible Promissory Note** as of the date first noted above.

COMPANY:

Lelantos Holdings, Inc.

By: 

Name: Nathan Puente
Title: Chief Executive Officer

E-mail: Nathan@lelantos.group

Address:
3690 El Moraga Place
Tucson, AZ
85719

HOLDER (if an individual):

Name of Holder: Tom Zarro

Signature:

E-mail: tomzarro@gmail.com

Address:
1100 Boletus Drive
Henderson, NV
89011